Exhibit 10.26

Non-Employee Director Compensation Plan

Non-Employee Director Compensation Plan, effective as of the date of the Company’s 2008 Annual Meeting of Stockholders:

•                  Each non-employee member of the Board of Directors (the “Board”) shall receive cash compensation in the amount of $10,000 per quarter at the time of each quarterly Board meeting and are eligible for reimbursement for expenses incurred in attending Board and Committee meetings.

•                  Upon initial election or appointment to the Board, each non-employee director is granted an initial option (the “Initial Option Grant”) on the date of his or her election or appointment to purchase a number of shares valued at $288,000, as of the date of grant, at an exercise price equal to the fair market value on the date of grant.  The Initial Option Grant becomes exercisable as to 1/36th of the option shares each month following the date of grant.

•                  Each non-employee director whose Initial Option Grant is fully vested shall be granted an annual option grant at the regular Board meeting held at the time of the Company’s annual meeting to purchase a number of shares valued at $72,000, as of the date of grant, at an exercise price equal to the fair market value on the date of grant(the “Annual Option Grant”).  The Annual Option Grant becomes exercisable as to 1/12th of the option shares each month following the date of grant.

•                  Each non-employee director shall receive an annual restricted stock grant to be granted at the Board meeting held at the time of the Company’s annual meeting, for a number of shares of common stock valued at $40,000 as of the date of grant.  The annual restricted stock grant will vest in full on the date of the following annual meeting, so long as the recipient remains a director until such date.

•                  The Chairperson of the Audit Committee shall be granted each year at the time of our annual meeting of stockholders a restricted stock grant valued at $40,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the director continues to serve in such capacity.

•                  Each non-chair member of the Audit shall be granted each year at the time of our annual meeting of stockholders a restricted stock grant valued at $15,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the as the recipient remains a director until such date.

•                  The Chairperson of the Corporate Governance Committee shall be granted each year at our annual meeting of stockholders a restricted stock grant valued at $10,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the director continues to serve in such capacity.

•                  Each non-chair member of the Corporate Governance Committee shall be granted each year at the time of our annual meeting of stockholders a restricted stock grant valued at $5,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the as the recipient remains a director until such date.

•      The Chairperson of the Compensation Committee shall be granted each year at our annual meeting of stockholders a restricted stock grant valued at $20,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the director continues to serve in such capacity.

•      Each non-chair member of the Compensation Committee shall be granted each year at the time of our annual meeting of stockholders a restricted stock grant valued at $10,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the recipient remains a director until such date.

•      The Independent Lead Director shall be granted each year at the time of our annual meeting of stockholders a restricted stock grant valued at $35,000 as of the date of grant. Such grant will vest in full at the time of the next year’s annual meeting of stockholders, so long as the recipient remains a director until such date.